EXHIBIT 10.37


                               ROBERT A. LEVINSON
                           1065 Avenue of the Americas
                               New York, NY 10018





March 13, 2007





TO:      BOARD OF DIRECTORS OF LEVCOR INTERNATIONAL



This letter will serve to reaffirm my commitment to personally support the cash needs of Levcor International through January 2, 2009 and not to demand any repayment of principal or interest currently owed to me until January 1, 2009.

                  This commitment is a reaffirmation of my commitment to our independent auditors, as reflected in their year-end rep letter and disclosed in the K and the Q.

I am prepared to fund up to a maximum of $3 million to meet the cash needs of Levcor International, if necessary.

                                      Sincerely yours,



                                      /s/ ROBERT A. LEVINSON
                                      -------------------------
                                      Robert A. Levinson



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